Benefit Obligations (Schedule of Expense Related to Nonqualified Pension Plans Included in Net Periodic Benefit Cost, Excluding Returns on Assets) (Details) (Nonqualified Pension Benefits [Member], USD $)
In Millions, unless otherwise specified
12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Nonqualified Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total	$ 17	$ 18	$ 18